UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 25, 2009

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
10375 Professional Circle Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On February 25, 2009, Employers Holdings, Inc. (the "Company") issued a press release announcing results for the fourth quarter and fiscal year ended December 31, 2008.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein, and is being furnished, not filed, under Item 2.02 to this Current Report on Form 8-K.

Section 8 – Other Information

Item 8.01.	Other Events.

On February 25, 2009, the Company announced that its Board of Directors has extended the Company's previously announced stock repurchase program through December 31, 2009, which program authorized the Company to repurchase up to $100 million of its common stock.

Under the program, the Company may repurchase common stock from time to time at prevailing market prices in open market purchases, privately negotiated transactions, accelerated stock repurchase programs, issuer self-tender offers or otherwise, as determined by the Company's management and in accordance with applicable laws and regulations, and subject to market conditions and other factors.  The program does not obligate the Company to acquire any particular amount of common stock.  The pace of repurchase activity, if any, will depend on many factors, including levels of cash generation from operations, cash requirements for investment in the Company's business, repayment of debt, current stock price, market conditions and other factors.  The program may be suspended, modified or discontinued at any time without prior notice.  Furnished as Exhibit 99.1 and incorporated herein by reference is the press release issued by the Company.

On February 25, 2009, the Company also announced that its Board of Directors has declared a first quarter cash dividend of six cents per share on the Company's common stock.  The dividend is payable on March 25, 2009 to stockholders of record as of March 11, 2009.  Furnished as Exhibit 99.1 and incorporated herein by reference is the press release issued by the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

99.1           Employers Holdings, Inc. press release, dated February 25, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief
Legal Officer and General Counsel

Dated:  February 25, 2009

Exhibit Index

Exhibit No.	Exhibit
99.1	Employers Holdings, Inc. press release, dated February 25, 2009.